EXHIBIT 99.2

              [LETTERHEAD OF SEDGWICK, DETERT, MORAN & ARNOLD LLP]


June 18, 2007

INTEGRATED HEALTHCARE HOLDINGS, INC.
1301 North Tustin Avenue
Santa Ana, California 92705
Attn:  Larry Anderson, President
          Bruce Mogel, CEO
AND TO THE CO-BORROWERS, CREDIT PARTIES,
AND GUARANTORS IDENTIFIED ON THE
SIGNATURE PAGE HERETO

Re:  Amendment No. 1 to Forbearance Agreement
     ----------------------------------------
     File No.: 2994-128721

Gentlemen:

     Reference is made to that certain Agreement to Forbear ("Forbearance Agreement") dated to be effective as of June 18, 2007. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Forbearance Agreement.

     The Forbearance Agreement is hereby amended as follows, but said amendments shall not take force or effect until July 1, 2007 ("Amendment Effective Date"):

     1. Credit Agreements: Lenders, Borrowers, Credit Parties and Guarantors hereby agree as follows:

          a. During the period starting on the Amendment Effective Date and ending at expiration of the Term of the Forbearance Agreement, Lenders each waive their right to declare that an Event of Default has occurred under Section 8.1(w) of the $80 Million Credit Agreement.

          b. During the period starting on the Amendment Effective Date and ending at expiration of the Term of the Forbearance Agreement, Lenders each waive their right to declare that an Event of Default has occurred under Section 10.1(o) of the $10.7 Million Credit Agreement.

          c. During the period starting on the Amendment Effective Date and ending at expiration of the Term of the Forbearance Agreement, if IHHI appoints, nominates and/or elects a Person to become a member of its Board of Directors and such Person is an "independent director," Lenders each waive their right to declare that an Event of Default has occurred due to the occurrence of a Change of Control under the Credit Agreements. For purposes of this paragraph, the phrase "independent director" means (i) such Person does not have a pre-existing business, financial or social relationship with any of the Borrowers, or the Credit Parties, or the Guarantors, or any of their respective officers, directors, members, managers, employees, agents or affiliates, (ii) such Person does not practice medicine and/or is not a practicing physician, and (iii) such Person certifies to the foregoing under penalty of perjury in a writing delivered to the Lenders prior his/her appointment, or nomination, or election to the Board of Directors.

          d. During the period starting on the Amendment Effective Date and ending at expiration of the Term of the Forbearance Agreement, if IHHI engages the services of either Centrepointe, or Navigant Consulting, or Alvarez and Marsel ("New Management") to take over management and control of the Hospital Facilities, a Change of Control will not be deemed to have occurred under the Credit Agreements. Provided, however, New Management (i) must agree to and shall consult with Lenders to insure an orderly transition of the operating managers of the Hospital Facilities, (ii) shall take all steps reasonably necessary or required to retain the operating managers of the Hospital Facilities, and (iii) shall not terminate any operating managers of the Hospital Facilities or their local executive staff without first obtaining the prior written consent of Lenders, which consent will not be unreasonably nor untimely withheld, delayed or conditioned.

     2. Releases, Waivers, Covenants Not To Sue, Indemnities and Reaffirmations. Borrowers, Credit Parties and Guarantors acknowledge and agree that they requested each Lender to agree to the provisions of this Amendment No. 1 to Forbearance Agreement. As a consequence, following the Effective Date of the Forbearance Agreement, and pursuant to this Amendment No. 1 to Forbearance Agreement, Lenders will be asked or required to take certain acts, make certain decisions, engage in certain analyses and grant or withhold consent to certain requests (collectively and together, the "Lender Acts"). In order to induce Lenders to execute and deliver this Amendment No. 1 to Forbearance Agreement and to take the Lender Acts required hereby, Borrowers, Credit Parties and Guarantors jointly and severally agree, represent, warrant and covenant as follows:

          a. Each and every of the releases, waivers, covenants not so sue, indemnities and reaffirmations set forth in the Forbearance Agreement (including, but not limited, to those set forth in Section 3.6, Section 3.7, Section 3.8 and Section 3.9) shall apply to each of the Lender Acts with the same force and effect as if said Lender Acts had occurred prior to the Effective Date of the Forbearance Agreement, despite the fact that the Lender Acts will occur after the Effective Date of the Forbearance Agreement.

          b. Each of the Releasing Parties hereby promises, covenants and agrees not to sue any of the Released Parties, and not to bring any legal action or proceeding of any kind against any of the Released Parties, in any court or administrative proceeding, or in any venue,

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based on the occurrence of any one or more of the Lender Acts after the
Effective Date of the Forbearance Agreement (including this Amendment No. 1 to Forbearance Agreement).

          c. Each of the Releasing Parties acknowledges and agrees that Lenders have agreed to perform the Lender Acts at the request of the Releasing Parties, and Lenders would not have agreed to perform the Lender Acts without the foregoing agreements, representations, warranties and covenants of the Release Parties. As a consequence, the Releasing Parties hereby agree to and shall jointly and severally indemnify, defend, protect and hold each of the Released Parties free and harmless from and against any and all legal actions, suites, proceedings or claims brought or asserted against any of the Released Parties for damages, losses, liabilities and expenses (including but not limited to reasonably attorneys' fees, witness and expert witness fees, court fees and charges) directly or indirectly arising out of or relating to the performance or non-performance of any Lender Acts.

     3. Forbearance Agreement to Remain In Force and Effect. Except as amended hereby, the Forbearance Agreement shall remain in force and effect. In the event of any inconsistency between the Forbearance Agreement and this Amendment No. 1 to Forbearance Agreement, this Amendment No. 1 to Forbearance Agreement shall govern and prevail.

     Please indicate your agreement to the foregoing Amendment No. 1 to Forbearance Agreement by affixing your signatures in the places indicated below, and returning a copy of this fully executed Amendment No. 1 to Forbearance Agreement, along with a copy of the fully executed Forbearance Agreement (including all Exhibits thereto) to Martin Fleisher at the address indicated above, no later than 10:00 a.m. Monday, June 18, 2007. If a copy of this fully executed this Amendment No. 1 to Forbearance Agreement, along with a copy of the fully executed Forbearance Agreement (including all Exhibits thereto) is not timely delivered to Martin Fleisher, then this Amendment No. 1 to Forbearance Agreement shall have no force or effect.

Very truly yours,


Gary C. Sheppard


cc:  Joseph J. Lampariello (via email)
     Andrew Demetriou, Esq. (via email)
     Bill Mitchell, Esq. (via email)
     Bill Thomas, Esq. (via email)
     Greg Amber, Esq. (via email)
     Allen Sussman, Esq. (via email)
     Scott Schoeffel, Esq. (via email)
     Martin M. Fleisher, Esq. (via email)
     Tom Fazio, Esq. (via email)


                            [SIGNATURE PAGES FOLLOW]

                           BORROWERS:
                           ----------

                           INTEGRATED HEALTHCARE HOLDINGS, INC.,
                           a Nevada corporation

                           By: /s/ Bruce Mogel
                               ------------------------------------
                               Bruce Mogel, CEO

                           WMC-SA, INC.,
                           a California corporation

                           By: /s/ Larry B. Anderson
                               ------------------------------------
                               Larry B. Anderson, President


                           WMC-A, INC.,
                           a California corporation

                           By: /s/ Larry B. Anderson
                               ------------------------------------
                               Larry B. Anderson, President


                           COASTAL COMMUNITIES HOSPITAL, INC.,
                           a California corporation

                           By: _/s/_Larry B. Anderson ______
                               Larry B. Anderson, President

                           CHAPMAN MEDICAL CENTER, INC.,
                           a California corporation

                           By: /s/ Larry B. Anderson
                               ------------------------------------
                               Larry B. Anderson, President




                           [SIGNATURE PAGES CONTINUE]

                           CREDIT PARTIES:
                           ---------------

                           PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                           a California limited liability company,

                           By: /s/ Anil V. Shah
                               ------------------------------------
                               Anil V. Shah, M.D., Manager

                           By: /s/ Kali P. Chaudhuri
                               ------------------------------------
                               Kali P. Chaudhuri, M.D., Manager


                           WEST COAST HOLDINGS, LLC,
                           a California limited liability company,

                           By: /s/ Anil V. Shah
                               ------------------------------------
                               Anil V. Shah, M.D., Manager

                           GANESHA REALTY, LLC, a
                           California limited liability company

                           By: /s/ Kali P. Chaudhuri
                               Kali P. Chaudhuri, M.D., Manager

                           GUARANTORS:
                           -----------

                           PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                           a California limited liability company,

                           By: /s/ Anil V. Shah
                               ------------------------------------
                               Anil V. Shah, M.D., Manager

                           By: /s/ Kali P. Chaudhuri
                               ------------------------------------
                               Kali P. Chaudhuri, M.D., Manager


                           ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company,

                           By: /s/ Anil V. Shah
                           Anil V. Shah, M.D., Manager

                           By: ____________________________________
                               Name:_______________________________
                               Title: _____________________________


                           [SIGNATURE PAGES CONTINUE]

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                           LENDERS:
                           --------

                           MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,

                           By: /s/ Joseph J. Lampariello
                               ------------------------------------
                               Joseph J. Lampariello, President and COO


                           MEDICAL PROVIDER FINANCIAL CORPORATION
                           III, a Nevada corporation,

                           By: /s/ Joseph J. Lampariello
                               ------------------------------------
                               Joseph J. Lampariello, President and COO


                           MCC:
                           ----

                           MEDICAL CAPITAL CORPORATION, a
                           Nevada corporation,

                           By: /s/ Joseph J. Lampariello
                               ------------------------------------
                               Joseph J. Lampariello, President and COO



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